                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 17, 2001


                                  LANGER, INC.
             (Exact name of registrant as specified in its charter)


         New York                  0-12991                    11-2239561
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                (I.R.S. Employer
of incorporation)                File Number)               Identification No.)

             450 Commack Road, Deer Park, New York                      11729
-------------------------------------------------------------------------------
           (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:  (631) 667-1200



                  (f/k/a/ The Langer Biomechanics Group, Inc.)
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.

         At the annual meeting of shareholders of Langer, Inc. (the "Company") held on July 17, 2001, the shareholders of the Company approved the change of name of the Company from "The Langer Biomechanics Group, Inc." to "Langer, Inc." The certificate of amendment of the certificate of incorporation effecting the change of name was filed with the New York Department of State on July 18, 2001. A true copy of the Certificate of Amendment of the Certificate of Incorporation as filed in the New York Department of State is included as Exhibit 3.1 to this Current Report.


Item 7. Financial Statements and Exhibits

         (a)      Financial Statements of businesses acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits

                  3.1 Certificate of Amendment of the Certificate of Incorporation of the Company, filed with the New York Department of State as of July 18, 2001

Item 8.  Change in Fiscal Year.

         At the annual meeting of shareholders of the Company held on July 17, 2001, the shareholders of the Company approved the change of the Company's fiscal year from a fiscal year ending on February 28 of each year to a fiscal year ending on December 31. The report covering the transition period of March 1, 2001 to December 31, 2001 will be filed on Form 10-K. The Company expects to file a report on Form 10-Q for the three and nine month periods ending September 30, 2001 comparative to such periods for year 2000.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2001

                                    LANGER, INC.



                                     By: /s/ Thomas G. Archbold
                                         ---------------------------------------
                                         Name:  Thomas G. Archbold
                                         Title: Chief Financial Officer

                                  EXHIBIT INDEX

                                   Description

Exhibit Number    Description

3.1 Certificate of Amendment of the Certificate of Incorporation of the Company, filed with the New York Department of State as of July 18, 2001